Exhibit 10.3.5
AMENDMENT NO. 3
TO THE
AMENDED AND RESTATED
NOTE AND EQUITY PURCHASE AGREEMENT
     This AMENDMENT NO. 3 TO THE AMENDED AND RESTATED NOTE AND EQUITY PURCHASE AGREEMENT, dated as of September 13, 2006 (this “Amendment No. 3”), is entered into by and among IST Acquisitions, LLC a Delaware limited liability company (successor by conversion to IST Acquisitions, Inc., the “Parent”), Imaging and Sensing Technology Corporation, a New York corporation (the “Borrower”), .IST Conax Nuclear, Inc., a New York corporation, Imaging and Sensing Technology International Corp., a New York corporation, IST Instruments, Inc., a New York corporation, Quadtek, Inc., a Washington corporation (each a “Subsidiary” and collectively the “Subsidiaries” and together with Borrower and Parent, the “Loan Parties”), the securities purchasers that are now and hereafter at any time parties to the Amended and Restated Agreement (as defined below) and are listed in Annex A thereto (or any amendment or supplement thereto) (each a “Purchaser” and collectively, the “Purchasers”), and American Capital Financial Services, Inc., a Delaware corporation (“ACFS”), as administrative and collateral agent for the Purchasers (in such capacity, the “Agent”). Capitalized terms used and not defined elsewhere in this Amendment shall have the meanings ascribed to such terms in the Amended and Restated Agreement.
     WHEREAS, the parties hereto are party to the Amended and Restated Note and Equity Purchase Agreement, dated as of October 29, 2004, as amended by Amendment No. 1 on October 21, 2005 and as further amended by Amendment No. 2 on May 16, 2006 (the “Amended and Restated Agreement”);
     WHEREAS, under Section 14.2 of the Amended and Restated Agreement, any amendment thereof requires a written instrument executed by each Loan Party and, to the extent such modification relates to the Notes, by the Agent on behalf of the Purchasers; and
     WHEREAS, the parties hereto agree and hereby do wish to amend the Amended and Restated Agreement by making the changes set forth herein in accordance with Section 14.2 of the Amended and Restated Agreement.
     NOW THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto, and of the mutual benefits to be gained by the performance thereof, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties for themselves, their heirs, executors, administrators, successors and assigns, do hereby covenant and agree as follows:
1. Amendments. The Amended and Restated Agreement is hereby amended as follows:

     (a) The following definitions set forth in Section 1.1 are hereby amended and restated in their entirety:
““LIBOR Period” means each month commencing on (i) in the case of the Senior Term B Notes, October 1, 2006 (the “Term B Payment Date”), (ii) in the case of the Senior Term C Notes, October 1, 2006 (the “Term C Payment Date”), and (iii) in the case of the Senior Term D Notes, November 1, 2006 (the “Term D Payment Date”), and ending in each case one month thereafter; provided, that if the Term B Payment Date, Term C Payment Date, or Term D Payment Date is not a LIBOR Business Day, then the LIBOR Period shall commence on the next date that is a LIBOR Business Day and end one month thereafter; provided, further, that the foregoing provision relating to LIBOR Periods is subject to the following:
     (a) if any LIBOR Period would otherwise end on a day that is not a LIBOR Business Day, such LIBOR Period shall be extended to the next succeeding LIBOR Business Day unless-the result of such extension would be to carry such LIBOR Period into another calendar month in which event such LIBOR Period shall end on the immediately preceding LIBOR Business Day;
     (b) any LIBOR Period that would otherwise extend beyond the maturity date of the Notes shall end on such date; and
     (c) any LIBOR Period that begins on the last LIBOR Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such LIBOR Period) shall end on the last LIBOR Business Day of a calendar month.”
““Revolving Loan Commitment” shall mean the amount of $10,250,000.”
     (b) The following definitions are hereby added to Section 1.1:
““Additional Revolving Loan Amount” shall mean an amount equal to $5,000,000.”
““Additional Revolving Loan Closing Date” shall mean the date on which the Revolving Loan Commitment is increased to $10,250,000.”
““Additional Revolving Loan Commitment Fee” shall mean an amount equal to 2% of the Additional Revolving Loan Amount (i.e. an amount equal to $100,000).”
     (c) Section 3.1(a)(ii) is hereby amended and restated in its entirety as set forth below:

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     “(ii) The Loan Parties, jointly and severally, covenant and agree to make payments to the Agent, for the ratable benefit of Purchasers, of accrued interest on the Senior Term Loan B on the -first day of each LIBOR Period, commencing on October 1, 2006 through the date of repayment in full of the Senior Term Loan B. The Senior Term Loan B shall bear interest on the outstanding principal thereof at a rate equal to the LIBOR Rate, as such rate may adjust from time to time, plus eight percent (8.0%) per annum.”
     (d) Section 3.1(a)(iii) is hereby amended and restated in its entirety as set forth below:
     “(iii) The Loan Parties, jointly and severally, covenant and agree to make payments to the Agent, for the ratable benefit of Purchasers, of accrued interest on the Senior Term Loan C on the first day of each LIBOR Period, commencing on October 1, 2006 through the date of repayment in full of the Senior Term Loan C. The Senior Term Loan C shall bear interest on the outstanding principal thereof at a rate equal to the LIBOR Rate, as such rate may adjust from time to time, plus nine percent (9.0%) per annum.”
     (e) Section 3.1 (a)(iv) is hereby amended and restated in its entirety as set forth
     “(iv) The Loan Parties, jointly and severally, covenant and agree to make payments to the Agent, for the ratable benefit of Purchasers, of accrued interest on the Senior Term Loan D on the first day of each LIBOR Period commencing on November 1, 2006 through the date of repayment in full of the Senior Term Loan D. The Senior Term Loan D shall bear interest on the outstanding principal thereof at a rate equal to the LIBOR Rate, as such rate may adjust from time to time, plus six and five tenths (6.5%) per annum.”
     (f) Section 3.2(a) is hereby amended and restated as set forth below:
     “(a) Senior Term B Notes and Senior Term D Notes. The Loan Parties, jointly and severally, covenant and agree to repay to Agent, for the ratable benefit of Purchasers, the Senior Term B Notes and the Senior Term D Notes in accordance with the amortization schedule set forth on Annex C attached hereto. Notwithstanding the foregoing schedule, the Loan Parties, jointly and severally covenant and agree to repay any and all unpaid principal oil the Senior Term B Notes and the Senior Term D Notes, unpaid interest, fees and other amounts due hereunder upon maturity of the Senior Term B Notes and the Senior Term D Notes, respectively.”

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     (g) Section 4.1(i)(viii) is hereby added as set forth below:
“Additional Revolving Loan Commitment Fee. On the Additional Revolving Loan Closing Date, the Loan Parties shall pay the Additional Revolving Loan Commitment Fee to ACFS; and”
     (h) Annex C to the Amended and Restated Agreement is hereby amended and restated in its entirety as set forth on Annex C, attached hereto.
     (i) Annex D to the Amended and Restated Agreement is hereby amended and restated in its entirety as set forth on Annex D, attached hereto.
2. Effect on the Amended and Restated Agreement.
     (a) Except as specifically amended herein, the Amended and Restated Agreement, and all other documents and instruments delivered pursuant to or in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.
     (b) Except as specifically referenced herein, the execution, delivery and effectiveness of this Amendment No. 3 shall not operate as a waiver of any right, power or remedy of ACFS or the Purchasers, nor constitute a waiver of any provision of the Amended and Restated Purchase Agreement or any documents and instruments delivered pursuant to or in connection therewith.
3. Governing Law. This Amendment No. 3 shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of Maryland.
     (a) Further Assurances. The parties hereto shall, at any time and from time to time following the execution of this Amendment No. 3, execute and deliver all such further instruments and take all such further action as may be reasonably necessary or appropriate in order to carry out the provisions of this Amendment No. 3.
     (b) Headings. Section headings in this Amendment No. 3 are included herein for convenience of reference only and shall not constitute a part of this Amendment No. 3 for any other purpose.
     (c) Counterparts. This Amendment No. 3 may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement.
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     IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 3 as of the day and year first above written.

LOAN PARTIES: IST ACQUISITIONS, LLC By its sole member MIRION TECHNOLOGIES, INC.
By:
Name:
Title:

IMAGING AND SENSING TECHNOLOGY CORPORATION
By:	/s/ Steven P. Burke
	Name:	Steven P. Burke
	Title:	CFO

IST CONAX NUCLEAR, INC.
By:	/s/ Steven P. Burke
	Name:	Steven P. Burke
	Title:	CFO

IST INSTRUMENTS, INC.
By:	/s/ Steven P. Burke
	Name:	Steven P. Burke
	Title:	CFO

IMAGING AND SENSING TECHNOLOGY INTERNATIONAL CORP.
By:	/s/ Steven P. Burke
	Name:	Steven P. Burke
	Title:	CFO

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO THE IST AMENDED AND RESTATED NOTE AND EQUITY PURCHASE
AGREEMENT]

QUADTEK, INC.
By:	/s/ Steven P. Burke
	Name:	Steven P. Burke
	Title:	CFO

AGENT: AMERICAN CAPITAL FINANCIAL SERVICES, INC.
By:	/s/ Robert J. Klein
	Name:	Robert J. Klein
	Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO THE IST AMENDED AND RESTATED NOTE AND EQUITY PURCHASE
AGREEMENT]

ANNEX C
Note Repayment Schedule
Senior Term B Notes

Payment Date[1]	Payment Amount
August 31, 2004	$25,000
November 30, 2004	$25,000
February 28, 2005	$25,000
May 31, 2005	$25,000
August 31, 2005	$25,000
November 30, 2005	$25,000
February 28, 2006	$25,000
May 31, 2006	$25,000
August 31, 2006	$25,000
December 1, 2006	$25,000
March 1, 2007	$25,000
June 1, 2001,	$25,000
September 1, 2007	$25,000
December 1, 2007	$25,000
March 1, 2008	$25,000
June 1, 2008	$25,000
September 1, 2008	$25,000
December 1, 2008	$25,000
March 1, 2009	$25,000
June 1, 2009	$25,000
September 1, 2009	$25,000
December 1, 2009	$25,000
March 1, 2010	$25,000
May 24, 2010	$25,000 (plus any remaining unpaid outstanding amounts owing)

[1]	Such Payment Date to occur on the first Business Day of the month, as set forth in this Amendment.

Senior Term D Notes

Payment Date[2]		Payment Amount
2005	Q4	$37,500
2006	Q4	$37,500
	Q1	$37,500
	Q2	$37,500
	December 1	$37,500
2007	March 1	$37,500
	June 1	$37,500
	September 1	$37,500
	December 1	$37,500
2008	March 1	$37,500
	June 1	$37,500
	September 1	$37,500
	December 1	$37,500
2009	March 1	$37,500
	June 1	$37,500
	September 1	$37,500
	December 1	$37,500
2010	March 1	$37,500
	June 1	$37,500
	September 1	$37,500
	December 1	$37,500
2011	March 1	$37,500
	June 1	$37,500
	September I	$37,500
Notwithstanding the foregoing schedule, to the extent not previously paid, all Senior Term D Notes and any and all unpaid interest, fees and other amounts due in connection with the Senior Term D Notes, shall be due and payable on October 21, 2011.

[2]	Such Payment Date to occur on the first Business Day of the month, as set forth in this Amendment.

ANNEX D
Maximum Debt to EBITDA Ratio

October-05	6.25 to 1.0
January-06	6.00 to 1.0
April-06	5.75 to 1.0
July-06	5.50 to 1.0
October-06	6.25 to 1.0
January-07	6.25 to 1.0
April-07	6.00 to 1.0
July-07	6.00 to 1.0
October-07	5.75 to 1.0
January-08	5.50 to 1.0
April-08	5.50 to 1.0
July-08	5,50 to 1.0
October-08	5.25 to 1.0
January-09	5.25 to 1.0
April-09	5.25 to 1.0
July-09	5.25 to 1.0
October-09	5.25 to 1.0